EXHIBIT 10.3


                          AMENDMENT TO LOAN AGREEMENT
                        AND LETTER OF CREDIT AGREEMENT


      THIS AMENDMENT TO LOAN AGREEMENT AND LETTER OF CREDIT
AGREEMENT ("AMENDMENT") dated on February 10, 1998 effective as of December 24, 1997 (the "AMENDMENT EFFECTIVE DATE") is made and entered into by and between EVANS SYSTEMS, INC., a Texas corporation (the "BORROWER") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("LENDER"), a national banking association.


RECITALS:

      WHEREAS, the Borrower and the Lender are parties to a Loan Agreement dated as of August 30, 1996, as amended by documents dated as of November 29, 1996 and August 4, 1997 (the "LOAN AGREEMENT"); and

      WHEREAS, the Borrower and the Lender are parties to a Letter of Credit Agreement dated as of August 30, 1996 (the "LETTER OF CREDIT AGREEMENT"); and

      WHEREAS, the Borrower and the Lender have agreed, on the terms and conditions herein set forth, that the Loan Agreement and the Letter of Credit Agreement be amended in certain respects;

      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED:

      SECTION 1. DEFINITIONS. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

      SECTION 2. AMENDMENTS TO THE LOAN AGREEMENT. On and after the Amendment Effective Date:

      (a) The definition of "BORROWING BASE" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            BORROWING BASE means, as at any date, the amount of the Borrowing Base shown on the Borrowing Base Certificate then most recently delivered pursuant to PARAGRAPH 6(B) hereof, determined by calculating the amount equal to the amount by which (A) the sum of (i) 80% of the Eligible Accounts of Borrower and Borrower's Subsidiaries at said date, PLUS (ii) the sum of 50% of the Eligible Inventory (exclusive of fuel) of Borrower and Borrower's Subsidiaries at said date (determined at the lower of cost or market on a consistent basis), PLUS (iii) 25% of the Inventory of Borrower and Borrower's Subsidiaries consisting of fuel at said date (determined at the lower of cost or market on a consistent basis) EXCEEDS
      (B) the aggregate outstanding face amount of all Letters of Credit. In the absence of a current Borrowing Base

      Certificate, Lender shall determine the Borrowing Base from time to time in its reasonable discretion, taking into account all information reasonably available to it, and the Borrowing Base from time to time so determined shall be the Borrowing Base for all purposes of this Agreement until a current Borrowing Base Certificate, in Proper Form, is furnished to and accepted by Lender.

      (b) The definition of "COMMITMENT" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            COMMITMENT means the obligation, if any, of Lender to make Loans and incur Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to (but not exceeding) $8,700,000.

      (c) The definition of "GUARANTORS" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            GUARANTORS means ChemWay, Way Energy, Diamond and Edco.

      (d) The definition of "NON-MATERIAL SUBSIDIARIES" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            NON-MATERIAL SUBSIDIARIES means Evans Oil of Louisiana, a corporation and Distributor Informational Systems Corporation, a corporation.

      (e) The definition of "MARGIN PERCENTAGE" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            MARGIN PERCENTAGE means (i) on any day prior to January 1, 1998, 1.00% and (ii) on and after January 1, 1998, 2.00%.

      (f) A new definition of "BORROWING BASE DEFICIENCY" is hereby added to PARAGRAPH 1 of the Loan Agreement, such new definition to read in its entirety as follows:

            BORROWING BASE DEFICIENCY means the amount, if any, by which (x) the sum of the aggregate principal amount of all Loans outstanding plus the aggregate amount of the Letter of Credit Liabilities exceeds (y) the Maximum Credit Available Amount

      (g) A new definition of "EDCO" is hereby added to PARAGRAPH 1 of the Loan Agreement, such new definition to read in its entirety as follows:

            EDCO means EDCO Environmental, Inc., a Texas corporation.

      (h) A new definition of "NON-PRODUCING ASSETS" is hereby added to PARAGRAPH 1 of the Loan Agreement, such new definition to read in its entirety as follows:

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
            NON-PRODUCING ASSETS means the Property described and referred to on EXHIBIT E hereto.

      (i) A new PARAGRAPH 2(C) is hereby added to the Loan Agreement, such new paragraph to read in its entirety as follows:

            (c) On the earlier of April 30, 1998 or the payment in full of the Facility Debt, Borrower shall pay to Lender, in consideration of the execution by Lender of that certain Amendment to Loan Agreement and Letter of Credit Agreement dated as of December 24, 1997, a fee in the amount of $75,000.00.

      (j) PARAGRAPH 3 of the Loan Agreement is hereby amended to read in its entirety as follows:

            3.    MANDATORY PREPAYMENTS; PROCEEDS REALIZED FROM NON-PRODUCING
ASSETS.

            (a) Borrower shall from time to time on demand by Lender prepay the Loans (or provide Cover for Letter of Credit Liabilities) in such amounts as shall be necessary so that at all times the aggregate outstanding amount of (x) the sum of the aggregate principal amount of all Loans outstanding plus the aggregate amount of the Letter of Credit Liabilities shall be less than or equal to (y) the Maximum Credit Available Amount; PROVIDED, HOWEVER, that so long as no Event of Default has occurred which is continuing, the payments required under this PARAGRAPH 3(A) shall be limited to (i) $50,000 on January 31, 1998 and on February 28, 1998 and
      (ii) $100,000 on March 31, 1998.

            (b) Promptly upon receipt thereof, Borrower will apply (or cause its applicable Subsidiary to apply) to the Facility Debt a portion of the proceeds realized from the sale, transfer or other disposition of any of the Non-Producing Assets (net of the reasonable costs and expenses payable to unaffiliated third parties in connection with the applicable sale, transfer or other disposition) in an amount equal to the lesser of (i) the Borrowing Base Deficiency or (ii) the sum of two (2) times the next scheduled payment required under PARAGRAPH 3(A) hereof PLUS fifty percent (50%) of the balance of such proceeds. Payments under this PARAGRAPH 3(B) shall be applied to the installments due under PARAGRAPH 3(A) hereof in their order of maturity.

      (k) PARAGRAPH 6(B) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (b) Borrower shall furnish or cause to be furnished to Lender three copies of each of the following: (1) as soon as available and in any event within 90 days after the end of each fiscal year of each Obligor that is not an individual, Annual Financial Statements of such Obligor; (2) as soon as available and in any event within 45 days after the end of each calendar quarter of each fiscal year of each Obligor that is not an individual, Quarterly Financial Statements of such Obligor; (3) Monthly Financial Statements of Borrower, ChemWay, Way Energy, Diamond and Edco, to be delivered as soon as available and in any event within (x) 45 days after the end of each calendar month as to Borrower and (y) 30 days after the end of each calendar month as to ChemWay, Way Energy, Diamond and Edco; (4) concurrently with the financial statements provided for in SUBSECTIONS
      (1), (2) and (3) of this PARAGRAPH 6(B), beginning with the Quarterly Financial Statements as of December 31, 1996, such schedules, computations and other information, in reasonable detail, as may be required by Lender to demonstrate compliance with the covenants set forth herein or reflecting any non-compliance therewith as of the applicable date, all certified and signed by an appropriate officer or other responsible party acceptable to Lender on behalf of Borrower and a compliance certificate ("COMPLIANCE CERTIFICATE") in the form of EXHIBIT C hereto, duly executed by such officer or other responsible party; (5) on or before Tuesday of each calendar week, a Borrowing Base Certificate as at the last day of the preceding calendar week, together with such supporting information as Lender may reasonably request; (6)on or before Tuesday of each calendar week, (A) a listing and aging of the Accounts of each Obligor which has executed a Security Agreement covering its Accounts as of the end of the preceding calendar week, prepared in reasonable detail and containing such information as Lender may request and (B) a summary of the Inventory of each Obligor which has executed a Security Agreement covering its Inventory as of the end of the preceding calendar week, prepared in reasonable detail and containing such other information as Lender may request; (7) from time to time, at any time upon the request of Lender, but at the cost of Borrower, a report of an independent collateral field examiner (which may be, or be affiliated with, Lender) with respect to the Accounts and Inventory components included in the Borrowing Base (PROVIDED, HOWEVER, that so long as no Event of Default has occurred and is continuing, Lender shall not require such a report more than twice per calendar year); (8) promptly upon their becoming publicly available, one copy of each financial statement, report, notice or definitive proxy statement sent by any Obligor to shareholders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by any Obligor with, or received by any Obligor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency; and (9) such other information relating to the financial condition, operations, prospects or business of any Obligor as from time to time may be reasonably requested by Lender. Each delivery of a financial statement pursuant to this Paragraph shall constitute a republication of the representations and warranties contained in PARAGRAPH 5.

      (l) PARAGRAPH 6(C)(2) of the Loan Agreement is hereby amended to read in its entirety as follows:

                  (2) a Tangible Net Worth for Borrower and its Subsidiaries of
            not less than $15,000,000 at all times.

      (m) EXHIBITS A and B to the Loan Agreement are hereby amended to be identical to EXHIBITS A and B attached hereto.

      (n) A new EXHIBIT E is hereby added to the Loan Agreement, such new exhibit to be identical to EXHIBIT C attached hereto.

      SECTION 3. AMENDMENT TO THE LETTER OF CREDIT AGREEMENT. Borrower hereby acknowledges and agrees that Lender shall have no further obligation to issue any additional Letters of Credit under the Letter of Credit Agreement after the Amendment Effective Date.

      SECTION 4. WAIVER OF CERTAIN DEFAULTS. Lender hereby waives the defaults under SECTION 6(C) of the Loan Agreement existing as of June 30, 1997 and September 30, 1997. This waiver shall not extend to any other defaults existing as of June 30, 1997 or as of September 30, 1997 or to any defaults existing after September 30, 1997.

      SECTION 5. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Credit Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement, the Credit Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Credit Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Credit Document are true and correct in all material respects on and as of the Amendment Effective Date.

      SECTION 6. PAYMENT OF EXPENSES. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Lender, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Credit Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

      SECTION 7. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

      SECTION 8. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      SECTION 9. ENTIRE AGREEMENT. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

      SECTION 10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

      SECTION 11. AMENDED DEFINITIONS. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term
(i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and
(ii) references to any and all other Credit Documents shall mean such documents as amended as contemplated hereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02


      THIS AMENDMENT AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


Exhibit A - Request for Credit
Exhibit B - Borrowing Base Certificate


                                    EVANS SYSTEMS, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name:   J.L. EVANS, SR.
                                    Title:  PRESIDENT

                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, a national banking
                                    association


                                    By: /s/ JAMES A. FLYNN
                                    Name:   JAMES A. FLYNN
                                    Title:  VICE PRESIDENT

      The undersigned hereby join in the execution of this Amendment to evidence their consent hereto and its acknowledgment that the Credit Documents executed by the undersigned shall continue to apply to the Loan Agreement, as amended hereby.


                                    CHEM-WAY SYSTEMS, INC.,
                                    a Texas corporation


                                    By: /s/ J. L. EVANS, SR.
                                    Name:   J. L. EVANS, SR.
                                    Title:  VICE PRESIDENT



                                    WAY ENERGY SYSTEMS, INC.,
                                    a Delaware corporation


                                    By: /s/ J. L. EVANS, SR.
                                    Name:   J. L. EVANS, SR.
                                    Title:  PRESIDENT



                                    DIAMOND MINI MART, INC.,
                                    a Texas corporation


                                    By: /s/ J. L. EVANS, SR.
                                    Name    J. L. EVANS, SR.
                                    Title:  PRESIDENT

                              REQUEST FOR CREDIT


                            ______________, 199___


Chase Bank of Texas, National Association
712 Main Street
Houston, Texas 77002
Attention: Manager, Franchise and Trademark
            Finance Division


Gentlemen:

      The undersigned hereby certifies that [he] [she] is the _________________________________ of EVANS SYSTEMS, INC., a Texas corporation
("BORROWER"), and that as such is authorized to execute this Request for Credit (the "REQUEST") on behalf of Borrower pursuant to the Loan Agreement (as it may be amended, supplemented or restated from time to time, the "LOAN AGREEMENT") dated as of August 30, 1996, by and between Borrower and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION. The Loan being requested hereby is to be in the amount set forth in (b) below and is requested to be made or issued, as the case may be on __________, 199___, which is a Business Day. On behalf of Borrower, the undersigned further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Loan Agreement unless otherwise specified herein):

      a.    As of the date hereof:

            (1)   The current Borrowing Base is:                  $__________

            (2)   Aggregate outstanding amount
                  of Loans is:                                    $__________

            (3)   Aggregate face amount of all outstanding
                  Letters of Credit                               $__________

            (4)   The available Commitment [the amount by which
                  the lesser of (x) the amount in (a)(1) above
                  or (y) $8,700,000 EXCEEDS the sum of the
                  amounts in (a)(2) and (a)(3) above],
                  if positive, is:                                $__________



                                   EXHIBIT A

      b. If and only if the available Commitment is positive, Borrower hereby requests under this Request a Loan in the amount of $____________ (which is no more than the available Commitment).

      c. The representations and warranties made in each Credit Document are true and correct in all respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof.

      d. No Default has occurred and is continuing or will occur as a result of the requested Loan or Letter of Credit, as the case may be.

      e. The requested Loan is to be used for the benefit of (check one) ____ Borrower ____ ChemWay _____ Way Energy. After giving effect to the requested Loan, (i) the aggregate unpaid principal amount of all Loans will not exceed $8,700,000, (ii) the aggregate unpaid principal amount of all Loans used for the benefit of Borrower will not exceed $2,200,000, (iii) the aggregate unpaid principal amount of all Loans used for the benefit of ChemWay will not exceed $6,000,000 and (iv) the aggregate unpaid principal amount of all Loans used for the benefit of Way Energy will not exceed $500,000.


      Thank you for your attention to this matter.


                                     Very truly yours,


                                     [ADD SIGNATURE LINE FOR
                                     INDIVIDUAL EXECUTING REQUEST]


                                    EXHIBIT A

                          BORROWING BASE CERTIFICATE


      The undersigned hereby certifies that [he] [she] is the ____________________________ of EVANS SYSTEMS, INC., a Texas corporation ("BORROWER"), and that as such is authorized to execute this Borrowing Base Certificate on behalf of Borrower pursuant to the Loan Agreement (as it may be amended, supplemented or restated from time to time, the "LOAN AGREEMENT") dated August 30, 1996 by and between Borrower and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION. On behalf of Borrower, the undersigned further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Loan Agreement unless otherwise specified herein):

      (1) As of ____________, 199___, the components of the Borrowing Base are as follows:

      (a)   Eligible Accounts of Borrower:                        $____________

      (b)   Eligible Accounts of ChemWay:                         $____________

      (c)   Eligible Accounts of Way Energy:                      $____________

      (d)   Eligible Accounts of Diamond:                         $____________

      (e)   Eligible Accounts of Edco:                            $____________

      (f)   Eligible Inventory (other than fuel) of Borrower:     $____________

      (g)   Eligible Inventory (other than fuel) of ChemWay:      $____________

      (h)   Eligible Inventory (other than fuel) of Way Energy:   $____________

      (i)   Eligible Inventory (other than fuel) of Diamond:      $____________

      (j)   Eligible Inventory (other than fuel) of Edco:         $____________

      (k)   Eligible Inventory of Borrower consisting of fuel:    $____________

      (l)   Eligible Inventory of ChemWay consisting of fuel:     $____________

      (m)   Eligible Inventory of Way Energy consisting of fuel:  $____________

      (n)   Eligible Inventory of Diamond consisting of fuel:     $____________

      (o)   Eligible Inventory of Edco consisting of fuel:        $____________


                             EXHIBIT B

      (2) The Borrowing Base determined on the basis of the above information is equal to the sum of 80% of LINES (A), (B), (C), (D) and (E) above plus 50% of LINES (F). (G), (H), (I) and (J) above plus 25% of LINES
            (K), (L), (M), (N) and (O) above; or $___________.

      (3) The Eligible Accounts and the Eligible Inventory of Borrower and Borrower's Subsidiaries are calculated in accordance with the Loan Agreement and the schedule(s), if any, attached hereto.

      (4) The current aggregate outstanding amount of Loans is $______________ and the aggregate face amount of all outstanding Letters of Credit is $_______________ (the sum of the foregoing is $______________).



      Dated ____________, 199___.


                                             [ADD SIGNATURE LINE FOR
                                             INDIVIDUAL EXECUTING
                                             CERTIFICATE]



                                   EXHIBIT B

                   LISTING OF NON-PRODUCING ASSETS SET FORTH
                            ON THE FOLLOWING PAGES


Kincers #6                                     Sweeny Texaco
2114 Houston Hwy.                              601 Main Street
Victoria, Texas                                Sweeny, Texas

Bulk Plant                                     Auto Zone
301 East Main                                  2217 7th St.
Edna, Texas                                    Bay City, Texas

B.P. Approx. 15 acres                          Magobar Warehouse
Excess Property
Hwy. 59 & 71                                   Yeamens Property
El Campo, Texas
                                               Matagorda-River Property
Bulk Plant
1705 Matthews                                  Alta Loma Ricks
Bay City, Texas

Station
2815 Avenue F
Bay City, Texas

Closed Station
1508 7th & Ave. E
Bay City, Texas

Vacant Site
1710 SW Moody
Victoria, Texas

Vacant Site
Hwy. 71 North @ Webb
El Campo, Texas

Vacant Site
Hwy. 332 & Loganberry
Lake Jackson, Texas



                                   EXHIBIT C